Hughes Retail Preferred Tracking Stock (Tables)	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Schedule of carrying amounts of net assets transferred to HSS
The historical carrying amounts of net assets transferred to HSS, inclusive of the net assets received by EchoStar at the date of transfer were as follows:

Net Assets Transferred
(In thousands)
Cash	$11,404
Property and equipment, net	432,080
Current liabilities	(6,555)
Noncurrent liabilities	(38,834)
Transferred net assets	$398,095

Schedule of net amounts credited to HSS' shareholders' equity
The net amounts credited to HSS’ shareholders’ equity (primarily additional paid-in capital) were as follows:

Increase (Decrease) in Equity
(In thousands)
Transferred net assets	$398,095
Offering costs, net of tax	(609)
Deferred income taxes	(144,496)
Net increase in shareholders’ equity	$252,990